Liquidity, Going Concern and Management's Plans	3 Months Ended
Mar. 31, 2012
Liquidity, Going Concern and Management's Plans

Note 2 - Liquidity, Going Concern and Management’s Plans

The Company has incurred substantial recurring losses since its inception. The Company’s current strategy is to raise capital and invest that capital in such a way that the Company rapidly grows its market share and revenues, eventually resulting in profits and cash from operations. However, this strategy requires a rapid build-up of infrastructure that will initially exacerbate the Company’s operating deficit and use of cash in operations, because the expected revenue expansion will lag the investment in infrastructure. The capital that the Company has raised, and likely will continue to raise, will be used to invest in an expanded salesforce, to fund development of the software product, to fund incremental legal and accounting costs associated with being a public company and to fund the Company’s operating deficit and general working capital requirements.

During the three months ended March 31, 2012 and the twelve months ended December 31, 2011, the Company raised net proceeds of $1,447,114 (gross proceeds of $1,633,750 less issuance costs of $186,636) and $6,089,753 (gross proceeds of $6,545,012 less issuance costs of $455,259), respectively, in private offerings of common stock and warrants. This capital has permitted the Company to proceed with its infrastructure investments. During the three months ended March 31, 2012, the Company hired 14 people, including 11 salespersons, which brought the Company to a full complement of sales staff in the United States and Latin America markets.

As expected, the Company’s net losses and usage of cash has expanded, while it awaits the expected benefits of its investment. During the three months ended March 31, 2012 and 2011, the Company recorded net losses of approximately $2,229,000 and $899,000, respectively, while revenues expanded to approximately $684,000 from $536,000, respectively. During the three months ended March 31, 2012 and 2011, the Company used cash in operating activities of approximately $1,657,000 and $105,000, respectively. As of March 31, 2012, the Company’s cash balance, working capital deficiency, accumulated deficit and stockholders’ deficiency were approximately $190,000, $2,864,000, $36,116,000 and $2,465,000, respectively. Subsequent to March 31, 2012, the Company raised an additional $400,000 of gross proceeds from a private offering of convertible promissory notes.

The Company believes it will be successful in these efforts; however, there can be no assurance that it will meet its revenue forecasts or, if necessary, be successful in raising additional debt or equity financing to fund its operations on terms agreeable to the Company. These matters raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might be necessary if the Company were unable to continue as a going concern.